TRANSAMERICA FUNDS

Transamerica High Quality Bond

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

The Board of Trustees has approved a reorganization pursuant to which the assets of Transamerica High Quality Bond (the “Target Fund”), a series of Transamerica Funds, would be acquired, and its liabilities would be assumed, by Transamerica Short-Term Bond (the “Destination Fund”), a series of Transamerica Funds, in exchange for shares of the Destination Fund. The Target Fund would then be liquidated and shares of the Destination Fund would be distributed to the Target Fund shareholders in complete liquidation of the Target Fund.

Under the reorganization, Target Fund shareholders would receive shares of the corresponding class of the Destination Fund with the same aggregate net asset value as their shares of the Target Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Fund shareholders as a result of the reorganization.

The reorganization of the Target Fund into the Destination Fund is subject to the approval of the shareholders of the Target Fund. A proxy statement/prospectus describing the proposed reorganization was mailed to Target Fund shareholders on September 29, 2022. If the reorganization is approved by Target Fund shareholders and all other closing conditions are satisfied, the reorganization is expected to occur in the fourth quarter of 2022. Effective on or about December 8, 2022, the Target Fund will be closed to all investments. Prior to that date, shareholders can continue to purchase, redeem and exchange shares of the Target Fund subject to the limitations described in the Prospectus, Summary Prospectus and Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

October 11, 2022